UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	April 30, 2020

Date of reporting period:	May 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Multi-Cap Core Fund

Annual report
4 | 30 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 8, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 35 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/19. Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

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Jerry, how were conditions for stock market investors during the reporting period?

During this 12-month period, investors experienced a variety of market conditions, most of which were not good for global stock markets. The period began in May 2019, which was a tumultuous month for stocks due to investor concerns over an escalating global trade conflict. Volatility continued through June and into July, when the Federal Reserve [the Fed] cut short-term interest rates for the first time since 2008. Stocks struggled again in August as trade conflict headlines sent the Dow Jones Industrial Average to its biggest intraday drop of the year.

The remainder of 2019 was much better for investors as stocks advanced after the Fed lowered short-term interest rates two more times. In December 2019, the Fed noted a favorable economic outlook for 2020, and all three major U.S. stock market indexes set new record highs. Stocks of large growth companies were among the best performers for the 2019 calendar year, which was also the U.S. stock market’s best year since 2013.

After a relatively calm start to 2020, market conditions changed dramatically in February.

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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As COVID-19, the disease caused by the coronavirus, began its global spread, financial markets encountered unprecedented bouts of volatility. Manufacturing and services activities ceased across the globe as businesses were closed and stay-at-home orders went into effect. Also contributing to losses was a breakdown in Saudi Arabia–Russia oil output negotiations, which caused oil prices to plummet.

All three major U.S. stock indexes fell into bear market territory, which is defined as a 20% drop from a previous high. In the final month of the period, the stock market demonstrated its resilience with a historic rebound, recording double-digit gains for the month of April.

How did the fund perform in this environment?

For the 12-month reporting period, the fund posted a loss of –1.62%, slightly underperforming its benchmark, the Russell 3000 Index, which posted a loss of –1.04%. The fund outperformed its Lipper peer group average for the period, which was –4.36%.

Could you provide some examples of stocks that helped fund performance during the period?

Among the top contributors for the period were two technology giants — Apple and Microsoft. Microsoft stock advanced due in large part to the success and growth of Azure, the company’s cloud computing business. The company also demonstrated ongoing success and competitive strength in its Office 365 software business and its video gaming platforms.

Apple stock surged in 2019 due to solid revenue and earnings growth, and despite lower iPhone sales. Key contributors to the company’s growth were Apple’s services business and wearable products, such as AirPods earbuds. Although both companies felt the negative effects of the COVID-19-related downturn, we believe they have the potential to become stronger and more resilient in the aftermath.

Another highlight for the period was our investment in Amgen, a multinational biopharmaceutical company. The company has delivered better-than-expected earnings for several quarters due to continued growth in sales of new drugs, even during the COVID-19 crisis. In late April, the company announced plans to study one of its drugs as a potential treatment for COVID-19.

What were some holdings that detracted from the fund’s performance?

During an extremely difficult period for oil companies, Royal Dutch Shell was the fund’s top detractor. Just as COVID-19 began to spread worldwide, an oil price war emerged due to a breakdown in Saudi Arabia–Russia oil output negotiations. In April, several agreements were reached to cut production in an effort to stem oil-price losses. However, despite that historic deal to slash output, pandemic-related shutdowns of businesses and travel drastically reduced demand for oil and gas. Also hurting Royal Dutch Shell was the company’s announcement that it was cutting its dividend for the first time since 1945.

Cisco Systems, a computer networking and software company, was also a detractor. The company delivered a disappointing earnings forecast, a result of weakness in China’s economy and the ongoing U.S.–China trade conflict. Despite the recent weakness, we believe Cisco has benefited from its increased focus on high-growth areas such as cloud computing. Also, usage of its Webex hosting software surged in April as a result of COVID-19 quarantines.

Another detractor for the reporting period was DXC Technology. Formerly known as CSC,

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the company merged with Hewlett Packard’s services business in March 2017 to create DXC. The company’s stock struggled after it reported a disappointing outlook for earnings and revenue. We sold DXC from the portfolio before the close of the period.

Could you describe your strategy and positioning in this environment?

While the COVID-19 crisis has been an incredibly difficult situation on so many levels, from an investment perspective, we believe it may present new opportunities. It is still too early to measure the impact of this public health crisis on the broader economy, but we believe many stocks were hit hard with price declines without any deterioration in company fundamentals. We continue to research a wide array of companies and, as always, we invest with a long-term view.

We are looking out a year from now and beyond, and assessing each company’s earnings power to determine which businesses offer the strongest long-term growth prospects. In the current environment, strong balance sheets and solid franchises are paramount. We believe many holdings in our portfolio have the financial strength to weather this disruption.

As the fund begins a new fiscal year, what is your outlook?

While continued volatility is possible, we believe that the strongest businesses should become even stronger. Examples include dominant franchises in areas such as cloud computing, because the pandemic is not likely to impede its rapid adoption. We also believe that search and ad platforms will only become more valuable as consumers worldwide increasingly rely on technology to manage their lives and businesses. In financials, we are focused on large banking franchises that have very low costs and attractive online capabilities that will allow them to continue to gain market share, in our view.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/24/10)
Before sales charge	219.64%	12.87%	40.89%	7.10%	23.18%	7.20%	–1.62%
After sales charge	201.26	12.17	32.79	5.84	16.10	5.10	–7.28
Class B (9/24/10)
Before CDSC	201.00	12.16	35.73	6.30	20.47	6.41	–2.30
After CDSC	201.00	12.16	33.73	5.99	17.47	5.51	–7.00
Class C (9/24/10)
Before CDSC	197.65	12.03	35.79	6.31	20.49	6.41	–2.30
After CDSC	197.65	12.03	35.79	6.31	20.49	6.41	–3.24
Class R (9/24/10)
Net asset value	212.13	12.59	39.16	6.83	22.28	6.93	–1.89
Class R6 (5/22/18)
Net asset value	228.09	13.18	42.99	7.41	24.38	7.54	–1.23
Class Y (9/24/10)
Net asset value	227.40	13.15	42.68	7.37	24.12	7.47	–1.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 4/30/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Russell 3000 Index	199.96%	12.12%	49.22%	8.33%	26.06%	8.02%	–1.04%
Lipper Multi-Cap
Core Funds	151.57	9.93	32.45	5.65	17.10	5.30	–4.36
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/20, there were 691, 622, 527, and 390 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $30,100 and $29,765, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $31,213, $32,809, and $32,740, respectively.

Fund price and distribution information For the 12-month period ended 4/30/20

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		$0.212		$0.010	$0.023	$0.133	$0.301	$0.268
Capital gains
Long-term gains		0.946		0.946	0.946	0.946	0.946	0.946
Short-term gains		0.028		0.028	0.028	0.028	0.028	0.028
Total		$1.186		$0.984	$0.997	$1.107	$1.275	$1.242
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
4/30/19	$24.11		$25.58	$23.30	$23.27	$23.96	$24.28	$24.26
4/30/20	22.64		24.02	21.87	21.83	22.50	22.82	22.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Multi-Cap Core Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/24/10)
Before sales charge	182.22%	11.52%	25.10%	4.58%	9.74%	3.15%	–8.90%
After sales charge	166.00	10.82	17.90	3.35	3.43	1.13	–14.14
Class B (9/24/10)
Before CDSC	165.77	10.81	20.52	3.80	7.30	2.38	–9.54
After CDSC	165.77	10.81	18.52	3.46	4.33	1.42	–13.89
Class C (9/24/10)
Before CDSC	162.88	10.69	20.47	3.80	7.29	2.37	–9.55
After CDSC	162.88	10.69	20.47	3.80	7.29	2.37	–10.42
Class R (9/24/10)
Net asset value	175.79	11.25	23.57	4.32	8.96	2.90	–9.11
Class R6 (5/22/18)
Net asset value	189.56	11.82	26.90	4.88	10.76	3.46	–8.53
Class Y (9/24/10)
Net asset value	189.06	11.80	26.68	4.84	10.57	3.41	–8.65

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/19*	1.02%	1.77%	1.77%	1.27%	0.65%‡	0.77%
Annualized expense ratio for the
six-month period ended 4/30/20 †	1.00%	1.75%	1.75%	1.25%	0.64%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses shown for class R6 shares have been annualized.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.82	$8.43	$8.43	$6.03	$3.09	$3.62
Ending value (after expenses)	$940.50	$937.50	$937.50	$939.10	$942.30	$941.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.02	$8.77	$8.77	$6.27	$3.22	$3.77
Ending value (after expenses)	$1,019.89	$1,016.16	$1,016.16	$1,018.65	$1,021.68	$1,021.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

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Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Core Fund 15

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Multi-Cap Core Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
June 8, 2020

Multi-Cap Core Fund 17

The fund’s portfolio 4/30/20

COMMON STOCKS (98.9%)*	Shares	Value
Aerospace and defense (0.6%)
Northrop Grumman Corp.	42,554	$14,071,331
		14,071,331
Air freight and logistics (0.3%)
FedEx Corp.	48,917	6,201,208
		6,201,208
Airlines (1.3%)
Air Canada (Canada) †	405,793	5,900,535
Southwest Airlines Co.	738,456	23,076,750
		28,977,285
Auto components (0.6%)
Magna International, Inc. (Canada)	340,563	13,292,174
		13,292,174
Banks (5.2%)
Bank of America Corp.	2,411,804	58,003,886
Hilltop Holdings, Inc.	264,461	5,104,097
Independent Bank Group, Inc. S	8,108	245,753
JPMorgan Chase & Co.	529,349	50,690,460
		114,044,196
Beverages (1.2%)
Coca-Cola Co. (The)	471,665	21,644,707
Molson Coors Beverage Co. Class B S	137,896	5,655,115
		27,299,822
Biotechnology (4.8%)
AbbVie, Inc.	193,891	15,937,840
Alexion Pharmaceuticals, Inc. †	51,957	5,583,819
Amgen, Inc.	193,014	46,172,809
Biogen, Inc. †	35,019	10,394,690
Gilead Sciences, Inc.	204,319	17,162,796
Vertex Pharmaceuticals, Inc. †	37,533	9,428,290
		104,680,244
Building products (0.1%)
Carrier Global Corp. †	140,224	2,483,367
		2,483,367
Capital markets (3.8%)
Ameriprise Financial, Inc.	140,653	16,166,656
Apollo Global Management, Inc.	274,985	11,134,143
Goldman Sachs Group, Inc. (The)	122,347	22,440,887
KKR & Co., Inc. Class A	488,911	12,325,446
Morgan Stanley	203,536	8,025,424
Raymond James Financial, Inc.	219,153	14,446,566
		84,539,122
Chemicals (1.4%)
Celanese Corp.	125,848	10,454,193
Dow, Inc. S	299,786	10,999,148
Eastman Chemical Co.	169,066	10,230,184
		31,683,525

18 Multi-Cap Core Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Commercial services and supplies (0.8%)
BrightView Holdings, Inc. † S	172,903	$2,216,616
Republic Services, Inc.	190,241	14,903,480
		17,120,096
Communications equipment (1.9%)
Cisco Systems, Inc.	971,562	41,174,798
		41,174,798
Consumer finance (0.6%)
Capital One Financial Corp.	211,801	13,716,233
		13,716,233
Distributors (0.1%)
LKQ Corp. †	47,664	1,246,414
		1,246,414
Diversified financial services (2.0%)
Berkshire Hathaway, Inc. Class B †	218,375	40,914,740
Switchback Energy Acquisition Corp. (Units) †	226,990	2,283,519
		43,198,259
Diversified telecommunication services (0.6%)
AT&T, Inc.	446,537	13,605,982
		13,605,982
Electric utilities (2.2%)
Entergy Corp.	169,315	16,171,276
Exelon Corp.	344,934	12,790,153
NRG Energy, Inc.	615,590	20,640,733
		49,602,162
Electrical equipment (0.7%)
Eaton Corp. PLC	185,430	15,483,405
		15,483,405
Electronic equipment, instruments, and components (0.3%)
APi Group Corp. 144A †	711,565	7,186,807
		7,186,807
Energy equipment and services (—%)
Halliburton Co.	24,362	255,801
		255,801
Entertainment (1.0%)
Live Nation Entertainment, Inc. †	12,609	565,766
Walt Disney Co. (The)	200,500	21,684,075
		22,249,841
Equity real estate investment trusts (REITs) (2.2%)
Armada Hoffler Properties, Inc. R	826,879	7,946,307
Easterly Government Properties, Inc. R S	642,010	17,276,489
Equity Commonwealth R	436,982	14,835,539
Gaming and Leisure Properties, Inc. R	334,222	9,438,429
		49,496,764
Food and staples retail (3.2%)
Costco Wholesale Corp.	36,539	11,071,317
Kroger Co. (The)	319,722	10,106,412
Walgreens Boots Alliance, Inc.	188,974	8,180,684
Walmart, Inc.	339,375	41,251,031
		70,609,444

Multi-Cap Core Fund 19

COMMON STOCKS (98.9%)* cont.	Shares	Value
Food products (0.4%)
Campbell Soup Co.	191,311	$9,561,724
		9,561,724
Health-care equipment and supplies (1.3%)
Baxter International, Inc.	207,383	18,411,463
Medtronic PLC	112,644	10,997,434
		29,408,897
Health-care providers and services (4.1%)
Cigna Corp.	58,344	11,422,588
HCA Healthcare, Inc.	166,596	18,305,568
McKesson Corp.	107,516	15,186,635
Tenet Healthcare Corp. †	356,206	7,188,237
UnitedHealth Group, Inc.	128,969	37,719,563
		89,822,591
Health-care technology (0.4%)
Change Healthcare, Inc. †	687,060	7,997,378
		7,997,378
Hotels, restaurants, and leisure (0.4%)
Chuy’s Holdings, Inc. †	15,659	262,445
Darden Restaurants, Inc.	16,777	1,237,975
Kura Sushi USA, Inc. Class A † S	158,622	2,669,608
MGM Resorts International	284,840	4,793,857
Starbucks Corp.	3,023	231,955
		9,195,840
Household durables (1.1%)
Green Brick Partners, Inc. †	342,890	3,055,150
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private)
(Germany) † ∆∆ F	48	39
PulteGroup, Inc.	786,603	22,237,267
		25,292,456
Household products (1.3%)
Procter & Gamble Co. (The)	243,145	28,659,501
		28,659,501
Industrial conglomerates (1.2%)
General Electric Co.	958,501	6,517,807
Honeywell International, Inc.	135,683	19,253,418
		25,771,225
Insurance (1.5%)
American International Group, Inc.	287,539	7,312,117
Arch Capital Group, Ltd. †	66,770	1,604,483
Assured Guaranty, Ltd.	338,256	10,056,351
Lincoln National Corp.	275,356	9,766,877
Sirius International Insurance Group, Ltd. (Bermuda) † S	438,543	3,499,573
		32,239,401
Interactive media and services (4.9%)
Alphabet, Inc. Class C †	50,945	68,707,484
Facebook, Inc. Class A †	190,383	38,973,304
		107,680,788

20 Multi-Cap Core Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Internet and direct marketing retail (4.6%)
Amazon.com, Inc. †	33,220	$82,186,280
Booking Holdings, Inc. †	8,516	12,608,534
Expedia Group, Inc.	89,895	6,380,747
		101,175,561
IT Services (3.5%)
Grid Dynamics Holdings, Inc. †	159,187	1,271,904
IBM Corp. S	117,206	14,716,385
Mastercard, Inc. Class A	78,168	21,493,855
Priority Technology Holdings, Inc. †	272,753	439,132
Visa, Inc. Class A S	220,256	39,364,152
		77,285,428
Leisure products (—%)
Callaway Golf Co.	10,515	150,575
		150,575
Machinery (0.7%)
Cummins, Inc.	73,947	12,090,335
Otis Worldwide Corp. †	46,747	2,379,890
		14,470,225
Media (2.2%)
Comcast Corp. Class A	800,583	30,125,938
Discovery, Inc. Class A † S	436,433	9,784,828
Liberty Global PLC Class A (United Kingdom) †	462,513	8,982,002
		48,892,768
Metals and mining (0.9%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	5,299,130
Largo Resources, Ltd. (Canada) †	3,947,003	3,090,796
Nucor Corp.	280,378	11,548,770
		19,938,696
Mortgage real estate investment trusts (REITs) (0.1%)
Starwood Property Trust, Inc. R	191,766	2,481,452
		2,481,452
Multiline retail (1.2%)
Target Corp.	238,915	26,218,532
		26,218,532
Oil, gas, and consumable fuels (3.4%)
Black Stone Minerals LP	43,107	262,953
Brigham Minerals, Inc. Class A	248,496	3,203,113
Comstock Resources, Inc. †	30,229	231,554
ConocoPhillips	269,334	11,338,961
Energy Transfer LP	1,338,359	11,242,216
Enterprise Products Partners LP	578,768	10,163,166
Kimbell Royalty Partners LP	150,859	1,194,803
Kinder Morgan, Inc.	833,485	12,693,977
Phillips 66	3,778	276,436
Rattler Midstream LP	215,078	1,466,832
Royal Dutch Shell PLC ADR Class A (United Kingdom) S	369,654	12,246,637
Valero Energy Corp.	153,930	9,751,466
		74,072,114

Multi-Cap Core Fund 21

COMMON STOCKS (98.9%)* cont.	Shares	Value
Pharmaceuticals (4.2%)
Bristol-Myers Squibb Co.	305,186	$18,558,361
Jazz Pharmaceuticals PLC †	105,789	11,663,237
Johnson & Johnson	187,879	28,189,365
Merck & Co., Inc.	331,298	26,285,183
Mylan NV †	480,579	8,059,310
		92,755,456
Professional services (0.3%)
Clarivate Analytics PLC (United Kingdom) †	292,403	6,719,421
		6,719,421
Real estate management and development (0.6%)
CBRE Group, Inc. Class A †	319,207	13,703,557
		13,703,557
Road and rail (0.7%)
Union Pacific Corp.	101,785	16,264,225
		16,264,225
Semiconductors and semiconductor equipment (3.6%)
Intel Corp.	581,022	34,849,700
Lam Research Corp.	89,107	22,747,235
Micron Technology, Inc. †	240,421	11,513,762
Qualcomm, Inc.	103,135	8,113,630
Texas Instruments, Inc.	10,627	1,233,476
		78,457,803
Software (10.4%)
Citrix Systems, Inc.	57,539	8,343,730
Dynatrace, Inc. †	271,522	8,104,932
Manhattan Associates, Inc. †	69,453	4,926,996
Microsoft Corp.	1,029,118	184,428,241
Oracle Corp.	403,320	21,363,860
Salesforce.com, Inc. †	7,336	1,188,065
		228,355,824
Specialty retail (3.1%)
Best Buy Co., Inc.	283,773	21,773,902
Home Depot, Inc. (The)	90,139	19,815,256
Lowe’s Cos., Inc.	251,884	26,384,849
		67,974,007
Technology hardware, storage, and peripherals (6.5%)
Apple, Inc.	465,248	136,689,862
HP, Inc.	488,689	7,579,566
		144,269,428
Thrifts and mortgage finance (0.3%)
Radian Group, Inc.	449,769	6,737,540
		6,737,540
Tobacco (0.3%)
Altria Group, Inc.	158,261	6,211,744
		6,211,744
Trading companies and distributors (0.8%)
United Rentals, Inc. †	132,510	17,027,535
		17,027,535
Total common stocks (cost $1,712,801,897)		$2,181,009,972

22 Multi-Cap Core Fund

INVESTMENT COMPANIES (0.6%)*			Shares	Value
Health Care Select Sector SPDR Fund S			122,324	$12,199,373
Total investment companies (cost $10,600,528)				$12,199,373

			Principal
CONVERTIBLE BONDS AND NOTES (0.3%)*			amount	Value
Callaway Golf Co. 144A cv. sr. unsec. notes 2.75%, 5/1/26			$5,756,000	$5,954,841
Total convertible bonds and notes (cost $5,756,000)				$5,954,841

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Accel Entertainment, Inc.	11/20/24	$11.50	301,087	$632,283
APi Group Corp.	9/7/27	11.50	711,565	195,680
Sirius International Insurance Group,
Ltd. (Bermuda)	11/5/23	18.88	464,490	134,702
Total warrants (cost $784,681)				$962,665

	Principal amount/
SHORT-TERM INVESTMENTS (6.3%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.40% [d]	Shares	130,200,565	$130,200,565
Putnam Short Term Investment Fund 0.64% L	Shares	7,104,887	7,104,887
U.S. Treasury Bills 1.542%, 6/18/20		$1,246,000	1,245,863
U.S. Treasury Bills 1.539%, 6/4/20		102,000	101,991
Total short-term investments (cost $138,650,805)			$138,653,306

TOTAL INVESTMENTS
Total investments (cost $1,868,593,911)			$2,338,780,157

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,206,353,964.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $39, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Multi-Cap Core Fund 23

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$192,429,379	$—	$—
Consumer discretionary	244,545,520	—	39
Consumer staples	142,342,235	—	—
Energy	74,327,915	—	—
Financials	296,956,203	—	—
Health care	324,664,566	—	—
Industrials	164,589,323	—	—
Information technology	576,730,088	—	—
Materials	51,622,221	—	—
Real estate	63,200,321	—	—
Utilities	49,602,162	—	—
Total common stocks	2,181,009,933	—	39

Convertible bonds and notes	—	5,954,841	—
Investment companies	12,199,373	—	—
Warrants	766,985	195,680	—
Short-term investments	7,104,887	131,548,419	—
Totals by level	$2,201,081,178	$137,698,940	$39

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Multi-Cap Core Fund

Statement of assets and liabilities 4/30/20

ASSETS
Investment in securities, at value, including $117,722,409 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,731,288,459)	$2,201,474,705
Affiliated issuers (identified cost $137,305,452) (Notes 1 and 5)	137,305,452
Cash	134,404
Foreign currency (cost $268) (Note 1)	267
Dividends, interest and other receivables	2,284,265
Receivable for shares of the fund sold	832,545
Receivable for investments sold	23,512,145
Prepaid assets	41,189
Total assets	2,365,584,972

LIABILITIES
Payable for investments purchased	24,043,803
Payable for shares of the fund repurchased	1,924,072
Payable for compensation of Manager (Note 2)	1,003,928
Payable for custodian fees (Note 2)	37,001
Payable for investor servicing fees (Note 2)	596,590
Payable for Trustee compensation and expenses (Note 2)	723,819
Payable for administrative services (Note 2)	4,527
Payable for distribution fees (Note 2)	435,987
Collateral on securities loaned, at value (Note 1)	130,200,565
Other accrued expenses	260,716
Total liabilities	159,231,008

Net assets	$2,206,353,964

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,686,491,594
Total distributable earnings (Note 1)	519,862,370
Total — Representing net assets applicable to capital shares outstanding	$2,206,353,964

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,583,574,805 divided by 69,936,155 shares)	$22.64
Offering price per class A share (100/94.25 of $22.64)*	$24.02
Net asset value and offering price per class B share ($27,496,404 divided by 1,257,478 shares)**	$21.87
Net asset value and offering price per class C share ($136,475,743 divided by 6,253,130 shares)**	$21.83
Net asset value, offering price and redemption price per class R share
($3,043,138 divided by 135,221 shares)	$22.50
Net asset value, offering price and redemption price per class R6 share
($35,151,062 divided by 1,540,430 shares)	$22.82
Net asset value, offering price and redemption price per class Y share
($420,612,812 divided by 18,444,606 shares)	$22.80

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of operations Year ended 4/30/20

INVESTMENT INCOME
Dividends (net of foreign tax of $444,870)	$49,516,849
Interest (including interest income of $224,794 from investments in affiliated issuers) (Note 5)	238,815
Securities lending (net of expenses) (Notes 1 and 5)	479,135
Total investment income	50,234,799

EXPENSES
Compensation of Manager (Note 2)	13,548,121
Investor servicing fees (Note 2)	3,986,094
Custodian fees (Note 2)	30,592
Trustee compensation and expenses (Note 2)	96,612
Distribution fees (Note 2)	6,324,376
Administrative services (Note 2)	69,783
Other	665,913
Total expenses	24,721,491
Expense reduction (Note 2)	(74,676)
Net expenses	24,646,815

Net investment income	25,587,984

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	26,296,777
Foreign currency transactions (Note 1)	39,937
Written options (Note 1)	(206,783)
Total net realized gain	26,129,931
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(90,504,309)
Assets and liabilities in foreign currencies	7
Written options	(161,749)
Total change in net unrealized depreciation	(90,666,051)

Net loss on investments	(64,536,120)

Net decrease in net assets resulting from operations	$(38,948,136)

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/20	Year ended 4/30/19
Operations
Net investment income	$25,587,984	$21,674,731
Net realized gain on investments
and foreign currency transactions	26,129,931	99,555,897
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(90,666,051)	14,670,521
Net increase (decrease) in net assets resulting
from operations	(38,948,136)	135,901,149
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(14,764,672)	—
Class B	(13,852)	—
Class C	(152,922)	—
Class M	—	—
Class R	(20,341)	—
Class R6	(448,598)	—
Class Y	(5,477,828)	—
Net realized short-term gain on investments
Class A	(1,950,051)	(1,488,292)
Class B	(38,786)	(135,617)
Class C	(186,166)	(1,104,760)
Class M	—	(14,545)
Class R	(4,282)	(20,812)
Class R6	(41,730)	(69,479)
Class Y	(572,310)	(2,627,987)
From net realized long-term gain on investments
Class A	(65,883,863)	(6,263,664)
Class B	(1,310,418)	(282,082)
Class C	(6,289,750)	(1,917,621)
Class M	—	(69,362)
Class R	(144,683)	(37,901)
Class R6	(1,409,880)	(190,888)
Class Y	(19,335,917)	(5,162,742)
Increase (decrease) from capital share transactions
(Notes 4 and 8)	(207,563,925)	1,812,756,272
Total increase (decrease) in net assets	(364,558,110)	1,929,271,669

NET ASSETS
Beginning of year	2,570,912,074	641,640,405
End of year	$2,206,353,964	$2,570,912,074

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
April 30, 2020	$24.11	.25	(.54)	(.29)	(.21)	(.97)	—	(1.18)	$22.64	(1.62)	$1,583,575	1.00	1.04	26
April 30, 2019	22.66	.21	1.73	1.94	—	(.49)	—	(.49)	24.11	8.66	1,746,453	1.03[d]	.91	41
April 30, 2018	20.17	.18	2.88	3.06	(.24)	(.33)	—	(.57)	22.66	15.22	172,995	1.06[e]	.80	80
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	16.65	(6.46)	144,502	1.07[f]	.99[f]	72
Class B
April 30, 2020	$23.30	.07	(.52)	(.45)	(.01)	(.97)	—	(.98)	$21.87	(2.30)	$27,496	1.75	.30	26
April 30, 2019	22.09	.04	1.66	1.70	—	(.49)	—	(.49)	23.30	7.79	38,063	1.78[d]	.19	41
April 30, 2018	19.68	.01	2.81	2.82	(.08)	(.33)	—	(.41)	22.09	14.41	16,059	1.81[e]	.05	80
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[g]	(.09)	16.28	(7.13)	10,786	1.82[f]	.23[f]	72
Class C
April 30, 2020	$23.27	.07	(.52)	(.45)	(.02)	(.97)	—	(.99)	$21.83	(2.30)	$136,476	1.75	.30	26
April 30, 2019	22.06	.05	1.65	1.70	—	(.49)	—	(.49)	23.27	7.80	172,982	1.78[d]	.21	41
April 30, 2018	19.65	.01	2.81	2.82	(.08)	(.33)	—	(.41)	22.06	14.41	129,480	1.81[e]	.05	80
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[g]	(.09)	16.23	(7.13)	108,812	1.82[f]	.22[f]	72
Class R
April 30, 2020	$23.96	.19	(.55)	(.36)	(.13)	(.97)	—	(1.10)	$22.50	(1.89)	$3,043	1.25	.80	26
April 30, 2019	22.58	.16	1.71	1.87	—	(.49)	—	(.49)	23.96	8.38	4,395	1.28[d]	.69	41
April 30, 2018	20.10	.12	2.88	3.00	(.19)	(.33)	—	(.52)	22.58	15.00	2,334	1.31[e]	.53	80
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[g]	(.13)	16.61	(6.64)	1,855	1.32[f]	.75[f]	72
Class R6
April 30, 2020	$24.28	.34	(.53)	(.19)	(.30)	(.97)	—	(1.27)	$22.82	(1.23)	$35,151.63		1.40	26
April 30, 2019 †	23.57	.28	.92	1.20	—	(.49)	—	(.49)	24.28	5.19 *	39,959	.62*d	1.23*	41
Class Y
April 30, 2020	$24.26	.32	(.54)	(.22)	(.27)	(.97)	—	(1.24)	$22.80	(1.35)	$420,613.75		1.30	26
April 30, 2019	22.75	.28	1.72	2.00	—	(.49)	—	(.49)	24.26	8.90	548,746	.78[d]	1.20	41
April 30, 2018	20.24	.24	2.89	3.13	(.29)	(.33)	—	(.62)	22.75	15.54	319,118	.81[e]	1.11	80
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	16.71	(6.22)	207,093	.82[f]	1.23[f]	72

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Includes one-time merger costs of 0.04% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund	Multi-Cap Core Fund 29

Notes to financial statements 4/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2019 through April 30, 2020.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

30 Multi-Cap Core Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Multi-Cap Core Fund 31

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

32 Multi-Cap Core Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $130,200,565 and the value of securities loaned amounted to $122,295,019. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from partnership income and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect

Multi-Cap Core Fund 33

income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,139,198 to decrease undistributed net investment income, $3,901 to decrease paid-in capital and $2,143,099 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$615,191,707
Unrealized depreciation	(144,222,330)
Net unrealized appreciation	470,969,377
Undistributed ordinary income	23,223,849
Undistributed long-term gain	25,669,146
Cost for federal income tax purposes	$1,867,810,780

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.549% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

34 Multi-Cap Core Fund

contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,793,216	Class R	6,459
Class B	54,844	Class R6	18,850
Class C	260,305	Class Y	833,616
Class M	18,804	Total	$3,986,094

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $24,491 under the expense offset arrangements and by $50,185 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,620, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,282,601
Class B	1.00%	1.00%	336,872
Class C	1.00%	1.00%	1,598,793
Class M*	1.00%	0.75%	86,287
Class R	1.00%	0.50%	19,823
Total			$6,324,376

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Multi-Cap Core Fund 35

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $107,760 and $1,101 from the sale of class A and class M shares, respectively, and received $7,718 and $1,741 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $33 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$645,144,519	$930,512,001
U.S. government securities (Long-term)	—	—
Total	$645,144,519	$930,512,001

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,889,137	$71,118,386	3,205,046	$73,593,435
Shares issued in connection with
reinvestment of distributions	3,119,643	77,585,532	327,533	7,376,876
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	70,558,629	1,628,069,815
	6,008,780	148,703,918	74,091,208	1,709,040,126
Shares repurchased	(8,513,675)	(202,602,759)	(9,282,939)	(211,906,066)
Net increase (decrease)	(2,504,895)	$(53,898,841)	64,808,269	$1,497,134,060

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	14,305	$326,101	84,609	$1,886,506
Shares issued in connection with
reinvestment of distributions	55,972	1,348,376	17,276	383,248
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	1,188,956	26,691,232
	70,277	1,674,477	1,290,841	28,960,986
Shares repurchased	(446,089)	(10,346,699)	(384,618)	(8,549,627)
Net increase (decrease)	(375,812)	$(8,672,222)	906,223	$20,411,359

36 Multi-Cap Core Fund

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	536,783	$12,515,554	1,532,840	$34,161,025
Shares issued in connection with
reinvestment of distributions	260,606	6,267,564	128,303	2,859,467
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	1,704,434	38,212,903
	797,389	18,783,118	3,365,577	75,233,395
Shares repurchased	(1,976,499)	(45,025,840)	(1,803,173)	(39,905,873)
Net increase (decrease)	(1,179,110)	$(26,242,722)	1,562,404	$35,327,522

	YEAR ENDED 4/30/20*		YEAR ENDED 4/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	11,512	$270,687	41,816	$919,936
Shares issued in connection with
reinvestment of distributions	—	—	3,778	83,657
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	821,384	18,704,548
	11,512	270,687	866,978	19,708,141
Shares repurchased	(868,966)	(22,224,714)	(83,404)	(1,863,060)
Net increase (decrease)	(857,454)	$(21,954,027)	783,574	$17,845,081

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	26,933	$652,103	53,589	$1,234,701
Shares issued in connection with
reinvestment of distributions	6,769	167,544	2,458	56,110
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	59,091	1,357,752
	33,702	819,647	115,138	2,648,563
Shares repurchased	(81,928)	(1,927,952)	(35,051)	(797,188)
Net increase (decrease)	(48,226)	$(1,108,305)	80,087	$1,851,375

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 4/30/20		TO 4/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	252,101	$6,113,057	1,021,052	$24,549,097
Shares issued in connection with
reinvestment of distributions	75,747	1,895,947	11,412	260,367
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	981,176	22,739,139
	327,848	8,009,004	2,013,640	47,548,603
Shares repurchased	(433,045)	(10,342,141)	(368,013)	(8,398,613)
Net increase (decrease)	(105,197)	$(2,333,137)	1,645,627	$39,149,990

Multi-Cap Core Fund 37

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,843,891	$91,654,065	7,719,494	$177,730,000
Shares issued in connection with
reinvestment of distributions	947,958	23,717,904	315,047	7,237,683
Shares issued in connection with the
merger of Putnam Investors Fund	—	—	14,244,030	330,084,032
	4,791,849	115,371,969	22,278,571	515,051,715
Shares repurchased	(8,962,549)	(208,726,640)	(13,689,070)	(314,014,830)
Net increase (decrease)	(4,170,700)	$(93,354,671)	8,589,501	$201,036,885

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$99,589,606	$1,127,877,765	$1,097,266,806	$1,896,064	$130,200,565
Putnam Short Term
Investment Fund**	7,401,136	241,845,952	242,142,201	224,794	7,104,887
Total Short-term
investments	$106,990,742	$1,369,723,717	$1,339,409,007	$2,120,858	$137,305,452

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

38 Multi-Cap Core Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$84,000
Warrants (number of warrants)	1,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$962,665	Payables	$—
Total		$962,665		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$(49,086)	$(206,783)	$(255,869)
Total	$(49,086)	$(206,783)	$(255,869)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$6,499	$(161,749)	$(155,250)
Total	$6,499	$(161,749)	$(155,250)

Note 8: Acquisition of Putnam Investors Fund

On June 25, 2018, the fund issued 70,558,629, 1,188,956, 1,704,434, 821,384, 59,091, 981,176 and 14,244,030 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 55,935,004, 1,024,174, 1,390,034, 683,201, 47,067, 767,037 and 11,182,434 class A, class B, class C, class M, class R, class R6 and class Y shares of Putnam Investors Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with similar investment objectives and substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Investors Fund, with a fair value of $2,029,668,326 and an identified cost of $1,599,648,819 at June 22, 2018, was the principal asset acquired by the fund. The net assets of the fund and Putnam Investors Fund on June 22, 2018, were $678,897,926 and $2,065,859,422, respectively. On June 22, 2018, Putnam Investors Fund had distributions in excess of net investment income of $1,139,768, accumulated net realized loss of $21,119,815 and unrealized appreciation of $430,019,507. The aggregate net assets of the fund immediately following the acquisition were $2,744,757,348.

Multi-Cap Core Fund 39

Information presented in the Statement of changes in net assets for the period ended April 30, 2019 reflect only the operations of Putnam Multi-Cap Core Fund. Assuming the acquisition had been completed on May 1, 2018, the fund’s pro forma results of operations for the prior reporting period would have been as follows (unaudited):

Net investment Income	$26,329,845
Net gain on investments	$185,943,799
Net Increase in net assets resulting from operations	$212,273,644

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended April 30, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended April 30, 2020 and the issuance of KPMG LLP’s report thereon.

40 Multi-Cap Core Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $29,379,145 as a capital gain dividend with respect to the taxable year ended April 30, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $985,452 of distributions paid as qualifying to be taxed as interest-related dividends, and $2,657,364 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Multi-Cap Core Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a Director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; Trustee of the New York Society Library; and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P, a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

42 Multi-Cap Core Fund

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Trustee of the Rubin Museum; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Photo not available

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2020, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Core Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
Independent Registered	Vice President, Chief Compliance	Principal Financial Officer,
Public Accounting Firm	Officer, and Chief Risk Officer	Principal Accounting Officer,
KPMG LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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AN115 321383 6/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2020	$36,745	$ —	$3,505	$ —
April 30, 2019	$35,513	$ —	$3,438	$ —

For the fiscal years ended April 30, 2020 and April 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,505 and $3,438 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2020	$ —	$ —	$ —	$ —
April 30, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020